UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 24, 2011
GLOBAL INDUSTRIES, LTD.
(Exact Name of Registrant as Specified in Its Charter)

Louisiana	0-21086	72-1212563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Global Drive
Carlyss, LA	70665
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 583-5000
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 24, 2011, Global Industries, Ltd. (the “Company”) held a conference call to discuss its fourth quarter and year ended December 31, 2010 earnings release issued on February 23, 2011, as corrected in a press release issued on February 24, 2011. A transcript of the February 24, 2011 conference call is attached as Exhibit 99.1 to this Form 8-K and incorporated into this Item 2.02. In addition, you can access an audio tape of the conference call at the Company’s website at www.globalind.com, where it will be archived for anytime reference until March 17, 2011.
The information under Item 2.02 and in Exhibit 99.1 in this Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 2.02 and in Exhibit 99.1 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits.

99.1	Transcript of fourth quarter and year ended December 31, 2010 earnings release conference call held on February 24, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.
By:	/s/ C. Andrew Smith
C. Andrew Smith
Senior Vice President and Chief Financial Officer

February 24, 2011

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Transcript of fourth quarter and year ended December 31, 2010 earnings release conference call held on February 24, 2011.